                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Lennar Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                          [LOGO] LENNAR CORPORATION
    Seven Hundred N.W. 107th Avenue, Miami, Florida 33172 - - (305) 559-4000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 8, 1997

TO THE STOCKHOLDERS OF LENNAR CORPORATION:

     Notice is hereby given that the Annual Meeting of the stockholders of Lennar Corporation will be held at the Doral Park Golf and Country Club, 5001 N.W. 104 Avenue, Miami, Florida, on Tuesday, April 8, 1997, at 11:00 o'clock a.m. for the following purposes:

          1. To elect two directors. The other directors have been elected for terms which expire in subsequent years.

          2. To transact such other business as may properly come before the meeting.

     Only stockholders of record as of the close of business on February 7, 1997 will be entitled to notice of or to vote at the meeting or any adjournment of the meeting. The Company's transfer books will not be closed.

     If you do not intend to be present at the meeting, please sign and return the enclosed Proxy. If you attend and vote in person, the Proxy will not be used.

                                          By Order of the Board of Directors

                                          ROBERT B. COLE
                                            Secretary

Dated: February 28, 1997

                                PROXY STATEMENT

                      SOLICITATION AND REVOCATION OF PROXY

     The accompanying Proxy is solicited by the management of Lennar Corporation (the "Company"). All shares represented by proxies will be voted in the manner designated; or if no designation is made, they will be voted for the election of directors. Shares represented by proxies which instruct the proxyholders to abstain (or which are marked by brokers to show that specified numbers of shares are not to be voted) with regard to particular matters will not be voted (or will not be voted as to the specified numbers of shares) with regard to those matters. THIS PROXY STATEMENT AND THE ACCOMPANYING FORM OF PROXY ARE BEING MAILED ON OR ABOUT FEBRUARY 28, 1997 TO ALL STOCKHOLDERS OF RECORD ON FEBRUARY 7, 1997. Any stockholder giving a proxy has the power to revoke it at any time before it is voted by delivery of a written instrument of revocation to the office of the Company, Seven Hundred N.W. 107th Avenue, Miami, Florida 33172, or in open meeting, without, however, affecting any vote previously taken. The presence of a stockholder at the meeting will not operate to revoke a proxy, but the casting of a ballot by a stockholder who is present at the meeting will revoke a proxy as to the matter on which the ballot is cast.

COST AND METHOD OF SOLICITATION

     The Company will bear the cost of soliciting proxies. Proxies are being solicited by mail and, in addition, directors, officers and employees of the Company may solicit proxies personally or by telephone or telegraph. The Company will reimburse custodians, brokerage houses, nominees and other fiduciaries for the cost of sending proxy material to their principals.

VOTING RIGHTS AND PROXIES

     Only stockholders of record as of the close of business on February 7, 1997, will be entitled to vote at the meeting. The only outstanding voting securities of the Company on that date were 25,990,827 shares of Common Stock and 9,968,731 shares of Class B Common Stock. Each outstanding share of Common Stock is entitled to one vote. Each outstanding share of Class B Common Stock is entitled to ten votes.

     Stock may be voted in person or by proxy appointed by a writing signed by a stockholder. Any message sent to the Company prior to the time for voting which appears to have been transmitted by a stockholder, or any reproduction of a proxy, will be deemed sufficient. No proxy will be revoked by the death or incapacity of the maker, unless written notice of such death or incapacity is given to the Company by the fiduciary having control of the shares represented by the proxy.

PRINCIPAL STOCKHOLDERS

     The following persons are known by the Company to have owned beneficially more than 5% of any class of the Company's voting securities as of February 7, 1997:

                                NAME AND ADDRESS OF    AMOUNT AND NATURE OF   PERCENT OF
       TITLE OF CLASS            BENEFICIAL OWNER      BENEFICIAL OWNERSHIP     CLASS
       --------------         -----------------------  --------------------   ----------
Class B Common Stock              Leonard Miller            9,930,030(1)         99.6%
                                  23 Star Island
                               Miami Beach, FL 33139
Common Stock                         FMR Corp.              3,061,968            11.8%
                               82 Devonshire Street
                               Boston, MA 02109-3614
Common Stock                    Neuberger & Berman          1,652,300             6.4%
                                 605 Third Avenue
                              New York, NY 10158-3698

---------------

(1) Leonard Miller's shares are owned by two limited partnerships. A corporation wholly-owned by Mr. Miller is the sole general partner of those partnerships. The limited partners consist of Mr. Miller, his wife and a trust of which Mr. Miller is the primary beneficiary.

     On February 7, 1997, The Depository Trust Company owned of record 25,254,394 shares of Common Stock, constituting 97.2% of the outstanding Common Stock. The Company understands those shares were held beneficially for members of the New York Stock Exchange, some of whom may in turn have been holding shares beneficially for customers.

     The directors and executive officers beneficially owned the following voting securities of the Company on February 7, 1997:

                                                         AMOUNT AND
                                                         NATURE OF
                                                         BENEFICIAL       PERCENT OF
    NAME OF BENEFICIAL OWNER         TITLE OF CLASS     OWNERSHIP(1)        CLASS
    ------------------------         --------------     ------------      ----------
Leonard Miller                    Class B Common Stock   9,930,030(2)(3)    99.61%
                                  Common Stock               9,142            .04%
Irving Bolotin                    Common Stock              67,992            .26%
Robert B. Cole                    Common Stock              70,300            .27%
Charles I. Babcock, Jr.           Common Stock              60,000            .23%
Stuart A. Miller                  Common Stock             129,188            .50%
Arnold P. Rosen                   Common Stock                  --             --
Steven J. Saiontz                 Common Stock             119,020(4)         .46%
Jonathan M. Jaffe                 Common Stock              32,568            .13%
Jeffrey P. Krasnoff               Common Stock              14,448            .06%
Directors and Officers as a       Class B Common Stock   9,930,030          99.61%
  Group
  (14 persons)                    Common Stock             606,768           2.32%

---------------

(1) Includes currently exercisable stock options and stock options which become exercisable within sixty days after February 7, 1997, as follows: Irving Bolotin (9,000), Stuart A. Miller (52,500), Steven J. Saiontz (52,500), Jonathan M. Jaffe (13,500), Jeffrey P. Krasnoff (11,250), all directors and executive officers (170,925). Also includes shares held by the Company's Employee Stock Ownership/401(k) Plan for the accounts of the named persons. Additional information about those shares is contained in Note (2) to the Summary Compensation Table.
(2) Leonard Miller's shares are owned by two limited partnerships. A corporation wholly-owned by Mr. Miller is the sole general partner of those partnerships. The limited partners consist of Mr. Miller, his wife and a trust of which Mr. Miller is the primary beneficiary. In addition, Mr. Miller is a custodian of 2,000 shares held for a nephew who is a minor.
(3) Stuart Miller is the trustee, and Stuart Miller and Mr. Saiontz' wife are beneficiaries, of a trust which holds limited partnership interests in a partnership which owns 4,500,000 shares of Class B Common Stock. Because Leonard Miller is the principal beneficiary of the trust and owns the corporation which is the sole general partner of the partnership, Leonard Miller is shown as the beneficial owner of the 4,500,000 shares and neither Stuart Miller nor Mr. Saiontz is shown as a beneficial owner of those shares.
(4) Does not include 9,000 shares held in a trust for Mr. Saiontz's wife.

     Because each outstanding share of Class B Common Stock is entitled to ten votes, Leonard Miller will be entitled to 99,309,442 votes, which will be 79.02% of the combined votes which may be cast by all the holders of Common Stock and Class B Common Stock, and all directors and officers as a group will be entitled to 99,745,143 votes, which will be 79.37% of the combined votes which may be cast by all the holders of Common Stock and Class B Common Stock.

                             ELECTION OF DIRECTORS

     The Company's directors are divided into three classes. The directors serve for terms of three years, and the term of one class of directors expires each year. The Company's Certificate of Incorporation and By-Laws provide that each class will have the highest whole number of directors obtained by dividing the number of directors constituting the whole Board by three, with any additional directors allocated, one to a class, to the classes designated by the Board of Directors. Currently, the class of directors whose term expires at the 1998 Annual Meeting consists of three directors and the other two classes (including the class of directors who are to be elected at the 1997 Annual Meeting) each consists of two directors. It is the intent of the persons named in the accompanying proxy to vote for the following two people as directors of the Company to serve until the 2000 Annual Meeting of the Stockholders:

                                   DIRECTOR   TERM
      NAME OF DIRECTOR        AGE   SINCE    EXPIRES
      ----------------        ---  --------  -------
Nominated to serve until the 2000 Annual Meeting of
Stockholders
Robert B. Cole(1)             86     1969     1997
Arnold P. Rosen               76     1969     1997
INFORMATION ABOUT DIRECTORS WHOSE TERMS ARE NOT
  EXPIRING
Charles I. Babcock, Jr.       70     1990     1998
Irving Bolotin(1)             64     1974     1998
Leonard Miller(1)             64     1969     1998
Stuart J. Miller              39     1990     1999
Steven J. Saiontz             38     1990     1999

---------------

(1) Executive Committee member.

     Leonard Miller is the Chairman of the Board and President of the Company.

     Irving Bolotin is the Senior Vice President of the Company.

     Robert B. Cole is the Corporate Secretary of the Company. In January 1984, Mr. Cole became the Chairman of the Company's Executive Committee and a consultant to the Company on business and legal affairs. Mr. Cole also continued in his capacity as the Company's General Counsel. Prior to January 1984, Mr. Cole had for more than five years been engaged in the practice of law as a member of Mershon, Sawyer, Johnston, Dunwody & Cole.

     Charles I. Babcock, Jr., was Chairman of The Babcock Company, a Miami based builder/developer. He is currently Chairman of King Charter Company, a Miami based real estate holding company. He is a director of Northern Trust of Florida Corporation.

     Stuart A. Miller is a Vice President of the Company and President of Lennar Homes, Inc. and Lennar Commercial Properties, Inc., both wholly-owned subsidiaries of the Company. He is the son of Leonard Miller and brother-in-law of Steven J. Saiontz.

     Arnold P. Rosen was one of the founders of the Company and its predecessor, Lennar Homes, Inc. (formerly, F&R Builders, Inc.). Now retired, Mr. Rosen served as Executive Vice President of the Company from its founding until his retirement on December 31, 1977.

     Steven J. Saiontz is the President of Lennar Financial Services, Inc., a wholly-owned subsidiary of the Company. He is the son-in-law of Leonard Miller and brother-in-law of Stuart A. Miller.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the annual compensation, long-term compensation and all other compensation for the Company's chief executive officer and for the four additional executive officers who together comprised the five highest paid executive officers of the Company for the year ended November 30, 1996:

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
                                -------------------------------------   ---------------------------------
                                                                                AWARDS           PAYOUTS
                                                                        ----------------------   --------
                                                           OTHER        RESTRICTED
                                                          ANNUAL          STOCK                    LTIP        ALL OTHER
  NAME AND PRINCIPAL             SALARY     BONUS     COMPENSATION(1)   AWARDS(2)     OPTIONS/   PAYOUTS    COMPENSATION(3)
       POSITION          YEAR     ($)        ($)            ($)            ($)          SARS       ($)            ($)
  ------------------     ----   --------   --------   ---------------   ----------    --------   --------   ---------------
Leonard Miller           1996   $467,300   $721,200                        1,500                                $11,726
  Chairman of the        1995    444,200    577,300                        1,500                                  6,171
  Board and President    1994    400,000    472,500                        1,500                                  3,012
Stuart A. Miller         1996    207,700    577,000                        1,500                                  3,443
  Vice President         1995    197,100    384,900                        1,500                                  2,563
                         1994    175,000    372,500                        1,500                                  2,376
Steven J. Saiontz        1996    207,700    577,000                        1,500                                  3,444
  President, Lennar      1995    197,100    384,900                        1,500                                  2,571
  Financial              1994    175,000    372,500                        1,500                                  2,372
  Services, Inc.
Jeffrey P. Krasnoff      1996    145,400    317,900                        1,500                  59,067          3,233
  Vice President         1995    138,800    215,700                        1,500                  28,900          2,577
                         1994    130,000    150,600                        1,500                                  2,376
Jonathan M. Jaffe        1996    202,000    112,300        68,400          1,500                  44,200          2,899
  Vice President         1995    148,800    119,900                        1,500                  26,900          2,470
                         1994    138,300     93,000                        1,500                  10,600          2,372

---------------

(1) Consists of relocation expenses.
(2) At November 30, 1996, a total of 258,309 restricted shares of Common Stock, with an aggregate market value of $6,716,034 on that day, were held in employees' accounts under the Company's Employee Stock Ownership/401(k) Plan. All shares in the accounts of employees with more than five years' service are vested (234,844 shares at November 30, 1996). Shares in the accounts of other employees become vested when and if the employees attain five years of service. Holders of both vested and non-vested shares are entitled to the dividends on the shares. The restricted shares outstanding on November 30, 1996 included 9,142 shares in Leonard Miller's account (with a market value on that day of $237,692), 7,708 shares in Stuart A. Miller's account (with a market value on that day of $200,408), 2,420 shares in Steven J. Saiontz's account (with a market value on that day of $62,920), 425 shares in Jeffrey P. Krasnoff's account (with a market value on that day of $11,050) and 977 shares in Jonathan M. Jaffe's account (with a market value on that day of $25,402). All shares held in these officers' accounts were vested.

                                                                     (Continues)

(3) Consisting of matching payments by the Company under the 401(k) aspect of the Company's Employee Stock Ownership/401(k) plan, term life insurance premiums and long term disability insurance premiums paid by the Company, as follows:

                                                                        LONG TERM
                              401(K) MATCH   TERM LIFE INSURANCE   DISABILITY INSURANCE
                              ------------   -------------------   --------------------
Leonard Miller         1996      $2,375            $7,020                 $2,331
                       1995       2,310             3,861
                       1994       2,310               702
Stuart A. Miller       1996       2,375               660                    408
                       1995       2,310               253
                       1994       2,310                66
Steven J. Saiontz      1996       2,375               661                    408
                       1995       2,310               261
                       1994       2,310                62
Jeffrey P. Krasnoff    1996       2,375               568                    290
                       1995       2,310               267
                       1994       2,310                66
Jonathan M. Jaffe      1996       2,375               314                    210
                       1995       2,310               160
                       1994       2,310                62

     Directors who are not employees of the Company are paid annual fees of $10,000 plus $2,500 for each of the first five board meetings attended and $400 for each additional meeting in the same year. Directors who are employees of the Company receive no additional remuneration for services as directors.

     Robert B. Cole is a consultant to the Company on business and legal affairs and receives $75,000 per year for serving in that capacity.

     The following table sets forth information about a sum awarded to one of the five highest paid officers of the Company for the year ended November 30, 1996, which is payable over a period of years:

                      LONG-TERM INCENTIVE PLANS - AWARDS
                              IN LAST FISCAL YEAR
                      ----------------------------------
                                              ESTIMATED FUTURE PAYOUTS
                                     ------------------------------------------
                      PERIOD UNTIL     THRESHOLD          TARGET       MAXIMUM
       NAME              PAYOUT            $                $             $
-------------------   ------------   --------------   --------------   --------
Jeffrey P. Krasnoff    1-5 Years     Not Applicable   Not Applicable   $317,900(1)

---------------

(1) This amount is payable in five equal annual installments conditioned on Mr. Krasnoff's continuing to be employed by the Company.

     Neither the chief executive officer nor any other of the Company's five highest paid executive officers was granted any stock options or stock appreciation rights ("SAR's") during the fiscal year ended November 30, 1996.

     The following table sets forth certain information with regard to the aggregate option/SAR exercises in the fiscal year ended November 30, 1996 and option/SAR values as of the end of that year for the chief executive officer and the four other highest compensated executive officers of the Company:

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                                           VALUE OF
                                                                       NUMBER OF         UNEXERCISED
                                                                      UNEXERCISED        IN-THE-MONEY
                                                                      OPTIONS/SARS       OPTIONS/SARS
                                                                       AT FISCAL          AT FISCAL
                                                                        YEAR-END        YEAR-END($)(1)
                                             SHARES       VALUE     ----------------   ----------------
                                           ACQUIRED ON   REALIZED   EXERCISABLE(E)/    EXERCISABLE(E)/
                  NAME                      EXERCISE       ($)      UNEXERCISABLE(U)   UNEXERCISABLE(U)
                  ----                     -----------   --------   ----------------   ----------------
Leonard Miller                                    0      $     0              0           $        0
  Chairman of the Board and President
Stuart A. Miller                                  0      $     0         37,500(E)        $  729,686(E)
  Vice President                                                        112,500(U)        $2,189,059(U)
Steven J. Saiontz                                 0      $     0         37,500(E)        $  729,686(E)
  President Lennar Financial Services,                                  112,500(U)        $2,189,059(U)
  Inc.
Jeffrey P. Krasnoff                               0      $     0          9,000(E)        $  133,470(E)
  Vice President                                                         36,000(U)        $  533,880(U)
Jonathan M. Jaffe                                 0      $     0         10,500(E)        $  138,645(E)
  Vice President                                                         49,500(U)        $  580,455(U)

---------------

(1) Based upon the difference between the exercise price of the options/SAR's and the last reported sale price of the Common Stock on November 29, 1996.

INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board has established Audit and Compensation Committees. It does not have a Nominating Committee.

     The Audit Committee consists of Messrs. Babcock and Rosen. This Committee met twice in fiscal 1996. Its principal functions are: recommending to the full Board the engagement of independent auditors for the ensuing year, reviewing the scope of non-audit services performed for the Company by the independent auditors, reviewing the independent auditors' recommendations for improvements of internal controls and reviewing the scope of work, findings and conclusions of the Company's Internal Audit Department.

     The Compensation Committee consists of Messrs. Babcock, Cole and Rosen. This Committee met once in fiscal 1996. Its principal functions are: recommending to the full Board compensation arrangements for senior management and recommending to the full Board the adoption and implementation of compensation and incentive plans. In addition there is an Officers and Directors committee, consisting of Messrs. Babcock and Rosen, which approves grants of stock options and SAR's to officers.

     The Board normally holds meetings quarterly, but holds additional special meetings when required. During fiscal 1996, the Board met four times. Each director attended more than three-fourths of the total number of meetings of the Board and more than three-fourths of the total number of meetings of all committees of the Board on which he served.

                        REPORT ON EXECUTIVE COMPENSATION

     This report is presented to describe the compensation policies applied by the Compensation Committee of the Board of Directors with regard to the Company's executive officers, and the basis for the compensation of Leonard Miller, the chief executive officer of the Company, for the year 1996.

     In December of each year the Compensation Committee reviews the compensation of each employee of the Company or its subsidiaries whose compensation for the previous year exceeded $75,000. This review includes salary for the prior two years, the anticipated bonus, if any, for the preceding year (the actual bonus usually has not yet been computed) and the management recommendations as to salary and bonus formulae for the following year (except that there is no management recommendation as to the chief executive officer).

     The bonus formulae recommended by the management vary depending on particular employees' positions and other factors. Bonuses for division presidents and people in similar capacities often are a percentage of the profits of the divisions or other business units of which they have charge. Bonuses of other employees are based upon various approaches to evaluating their performance.

     The Compensation Committee almost always accepts the management recommendation as to all but the highest paid officers of the Company. This is in recognition of the fact that the management is far more familiar than anyone on the Compensation Committee with the individual employees, with prevailing levels of compensation in areas in which particular employees work and with other factors affecting compensation decisions. It also is in recognition of the fact that the management of the Company has primary responsibility for hiring and motivating employees, and for profitability of operations. However, the Compensation Committee believes the fact that it reviews the compensation of everyone who has been receiving more than a specified amount per year helps ensure that management's compensation decisions will be made responsibly, and will be in keeping with the Company's policy of attempting to compensate employees in the mid-range of what is customary for comparable work in comparable geographic areas.

     The Compensation Committee reviews in greater depth the recommendations of the chief executive officer regarding compensation of the Company's five or six most highly paid executive officers. With regard to 1996 the people in this category included Jonathan M. Jaffe, Jeffrey P. Krasnoff, Stuart A. Miller and Steven J. Saiontz. With regard to the people in this category, the review included both proposed salaries and bonus formulae. For each of Stuart A. Miller and Steven J. Saiontz, who head the Company's operating segments, the bonus with regard to 1996 was equal to .4% of the 1996 consolidated pre-tax income. That percentage was increased with regard to 1996 from .33% of consolidated pre-tax income in 1995 and 1994. With regard to 1997, the Compensation Committee concluded, at the suggestion of the chief executive officer, that there would be no change in the basic salary or bonus percentage of Stuart A. Miller and Steven
J. Saiontz.

     With regard to the chief executive officer, the Compensation Committee reviewed an analysis, abstracted from proxy statements, of the compensation of the chief executive officers of eleven publicly held national homebuilding companies. It concluded that the compensation of the Company's chief executive officer was appropriate, when compared to the companies surveyed. Accordingly, the Compensation Committee approved a 1996 base salary of $450,000 and a bonus equal to 1/2 of 1% of pre-tax income for 1996. This will be unchanged in 1997.

     Restricted stock awards are a percentage of the respective salaries of all full-time employees with at least one year's service with the Company or subsidiaries. The percentage of salary is fixed annually by the Board of Directors based upon the recommendation from the Company's management. The percentage of salary for 1996 was 1%. This is the same as the percentage for the preceding several years.

     The Compensation Committee does not make stock option grants. Stock options are granted by stock option committees appointed by the Board of Directors. However, the members of the Compensation Committee, all of whom are on the Board of Directors, are aware of stock option grants at the time they evaluate cash compensation.

     Stock options for all employees other than officers of Lennar Corporation are awarded by a stock option committee consisting of directors who are officers of the Company. Stock options are awarded to officers of Lennar Corporation by an Officers and Directors Committee consisting solely of directors who are not officers or employees of the Company. There were no stock option awards made to officers of Lennar Corporation during 1996.

                                             OFFICERS AND DIRECTORS
       COMPENSATION COMMITTEE:             COMMITTEE (STOCK OPTIONS):
       -----------------------             --------------------------
ARNOLD P. ROSEN, Chairman              CHARLES I. BABCOCK, JR.
CHARLES I. BABCOCK, JR.                ARNOLD P. ROSEN
ROBERT B. COLE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee consists of the persons listed under "Report on Executive Compensation". See also "Information Regarding the Board of Directors".

     Arnold P. Rosen, Chairman of the Compensation Committee, was Executive Vice President of the Company until his retirement in 1977.

     Robert B. Cole, a member of the Compensation Committee, is Secretary of the Company. He receives no salary from the Company, but does receive $75,000 per year from the Company for providing consulting services on legal and business affairs.

                               PERFORMANCE GRAPH

     The following graph compares the five year cumulative total return of the Company's Common Stock, assuming reinvestment of dividends, with the Dow Jones Equity Market Index and the Dow Jones Home Construction Index:

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                         FISCAL YEAR ENDING NOVEMBER 30
                                  (1991 = 100)

                                                                              DOW JONES
                                                            DOW JONES           HOME
         MEASUREMENT PERIOD                 LENNAR           EQUITY         CONSTRUCTION
        (FISCAL YEAR COVERED)            CORPORATION      MARKET INDEX          INDEX
1991                                         100               100               100
1992                                         184               119               157
1993                                         207               131               187
1994                                         164               132               128
1995                                         233               182               210
1996                                         275               233               198

                                 OTHER MATTERS

     The Company's management knows of no matters other than the foregoing which will be presented for action at the meeting. If any other matters properly come before the meeting, or any adjournments, the person or persons voting the management proxies will vote them in accordance with their best judgment.

AUDITORS

     Deloitte & Touche audited the Company's financial statements for the year ended November 30, 1996. Representatives of that firm are expected to be present at the Annual Meeting of Stockholders to answer questions. They will be given an opportunity to make a statement if they wish to do so.

     The Board of Directors has not at this time selected an accounting firm to audit the Company's financial statements for the year ending November 30, 1997. The selection will be discussed at meetings of the Audit Committee and of the Board of Directors to be held after the Company's April 8, 1997 Annual Meeting.

STOCKHOLDERS' PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

     Proposals which stockholders wish included in next year's Proxy Statement must be received at the Company's principal executive offices at Seven Hundred N.W. 107th Avenue, Miami, Florida 33172 no later than November 3, 1997.

                                          By Order of the Board of Directors

                                          ROBERT B. COLE
                                            Secretary
Dated: February 28, 1997

                          [LOGO] LENNAR CORPORATION
P
R                           700 N.W. 107TH AVENUE
O                            MIAMI, FLORIDA 33172
X
Y                       PROXY FOR 1997 ANNUAL MEETING
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of Lennar Corporation hereby appoints Leonard Miller and Robert B. Cole, or any one or more of them present, with full power of substitution, as attorneys and proxies of the undersigned to appear at the Annual Meeting of the Stockholders of LENNAR CORPORATION to be held at the Doral Park Golf and Country Club, 5001 N.W. 104 Avenue, Miami, Florida on Tuesday, April 8, 1997, and at any and all adjournments thereof, and there to act for the undersigned and vote all shares of Common Stock of LENNAR CORPORATION standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at the meeting, as follows on the reverse side.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)       [SEE REVERSE
                                                                       SIDE]

[X] Please mark
    votes as in
    this example

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE LISTED NOMINEES FOR ELECTION OF DIRECTORS.

    1. ELECTION OF DIRECTORS:

    NOMINEES: Robert B. Cole and Arnold P. Rosen                             2. In their discretion, the Proxies are authorized to
                                                                                vote upon such other business as may properly come
                    FOR          WITHHELD                                       before the meeting.
                    [ ]            [ ]

    [ ]
    --------------------------------------                                              MARK HERE
    For all nominees except as noted above                                             FOR ADDRESS    [ ]
                                                                                        CHANGE AND
                                                                                       NOTE AT LEFT

                                                                             PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                                                                             PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                             PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

                                                                             When shares are held by joint tenants, both should
                                                                             sign.  When signing as attorney, as executor,
                                                                             administrator, trustee or guardian, please give full
                                                                             title as such.  If a corporation, please sign in full
                                                                             corporate name by President or other authorized
                                                                             officer.  If a partnership, please sign in partnership
                                                                             name by an authorized person.

Signature:                                 Date:                  Signature:                                 Date:
          --------------------------------      -----------------           --------------------------------      ------------------

                                                                     APPENDIX A




                          [LOGO] LENNAR CORPORATION
P
R                           700 N.W. 107TH AVENUE
O                            MIAMI, FLORIDA 33172
X
Y                       PROXY FOR 1997 ANNUAL MEETING
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of Lennar Corporation hereby appoints Leonard Miller and Robert B. Cole, or any one or more of them present, with full power of substitution, as attorneys and proxies of the undersigned to appear at the Annual Meeting of the Stockholders of LENNAR CORPORATION to be held at the Doral Park Golf and Country Club, 5001 N.W. 104 Avenue, Miami, Florida on Tuesday, April 8, 1997, and at any and all adjournments thereof, and there to act for the undersigned and vote all shares of Class B Common Stock of LENNAR CORPORATION standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at the meeting, as follows on the reverse side.

                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)       [SEE REVERSE
                                                                       SIDE]

[X] Please mark
    votes as in
    this example

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE LISTED NOMINEES FOR ELECTION OF DIRECTORS.

    1. ELECTION OF DIRECTORS:

    NOMINEES: Robert B. Cole and Arnold P. Rosen                             2. In their discretion, the Proxies are authorized to
                                                                                vote upon such other business as may properly come
                    FOR          WITHHELD                                       before the meeting.
                    [ ]            [ ]

    [ ]
    --------------------------------------                                              MARK HERE
    For all nominees except as noted above                                             FOR ADDRESS    [ ]
                                                                                        CHANGE AND
                                                                                       NOTE AT LEFT

                                                                             PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

                                                                             When shares are held by joint tenants, both should
                                                                             sign.  When signing as attorney, as executor,
                                                                             administrator, trustee or guardian, please give full
                                                                             title as such.  If a corporation, please sign in full
                                                                             corporate name by President or other authorized
                                                                             officer.  If a partnership, please sign in partnership
                                                                             name by an authorized person.

Signature:                                 Date:                  Signature:                                 Date:
          --------------------------------      -----------------           --------------------------------      ------------------